                                                                    Exhibit 10.1


                            SONIC INNOVATIONS, INC.

                             EMPLOYMENT AGREEMENT


     This Employment Agreement (the "Agreement") is entered into by and between Sonic Innovations, Inc., a Delaware corporation (the "Company"), and Kevin Ryan (the "Employee") as of December __, 2001.

     WHEREAS, the Company desires to employ the Employee on a part-time basis in the capacity of Chairman of the Board of Directors (the "Board") of the Company, and the Employee desires to accept such employment; and

     WHEREAS the parties desire and agree to enter into an employment relationship by means of this Agreement;

     NOW THEREFORE in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by the parties as follows:

     1. Position and Duties. The Employee shall be employed as Chairman of the Board, an officer position, reporting solely to the Board but coordinating his efforts with those of the CEO, and assuming and discharging such duties and responsibilities as are commensurate with the Employee's position. The Employee shall perform his duties faithfully and to the best of his ability and shall devote approximately 60% his business time and effort (except for permitted vacation periods and periods of illness and other incapacity) to the performance of his duties hereunder. The Employee may perform such duties at such locations as he and the Board deem reasonably appropriate. The Employee shall commence employment with the Company effective January 1, 2002 (the "Effective Date").

     2. Term of Employment. The Employee's employment with the Company shall continue until terminated by either party at any time upon thirty days' prior written notice for any or no reason. In the event of an involuntary termination for Cause or a voluntary termination for Good Reason, such notice period shall be deemed to have begun upon the delivery of a notice under Section 7(a) or
Section 7(d). The parties agree and acknowledge that this Agreement is an "at will" agreement and that no implied covenant or standard of practice will cause this Agreement to have any minimum period of employment.

     3.   Compensation.

          (a) Base Salary. For all services to be rendered by the Employee to the Company while this Agreement is in effect, the Employee shall receive a minimum annual base salary equal to $200,000.00 (the "Base Salary"), subject to applicable tax withholding and payable in accordance with the Company's normal payroll practices. The Base Salary shall be reevaluated yearly but in no event reduced.

          (b) Reimbursement of Expenses. The Company shall reimburse Employee for all out-of-pocket expenses reasonably incurred and paid by him in the performance of his duties pursuant to this Agreement, in accordance with Company policies adopted from time to time.

     4.   Options.

          (a) First Option. The Company shall grant to the Employee an incentive stock option (to the extent allowable) to purchase a total of 350,000 shares of the Company's Common Stock (the "First Option"). The exercise price of the First Option shall equal the fair market value of a share of Common Stock as of the date of grant. Subject to the Employee's continued employment with the Company, the First Option shall vest and become exercisable as to 1/48/th/ of the shares underlying the First Option on each monthly anniversary of the Effective Date. Notwithstanding the foregoing, all of the then unvested portion of the First Option shall become vested and exercisable upon the occurrence of certain events as provided in Section 6(a) below. The form of stock option agreement pertaining to the First Option is attached hereto as Exhibit A.

          (b) Second Option. The Company shall grant to the Employee an incentive stock option (to the extent allowable) to purchase a total of 175,000 shares of the Company's Common Stock (the "Second Option"). The exercise price of the Second Option shall equal the fair market value of a share of Common Stock as of the date of grant. Subject to the Employee's continued employment with the Company, the Second Option shall vest and become exercisable as to 1/7 of the shares subject to the Second Option on the first annual anniversary of the Effective Date, and an additional 1/84/th/ of the shares subject to the Second Option shall vest and become exercisable on each subsequent monthly anniversary of the Effective Date. Notwithstanding the foregoing, (x) all of the then unvested portion of the Second Option shall become vested and exercisable immediately upon the earlier to occur of the following events, so long as such event occurs within two years of the Effective Date: (i) such time as the closing sales price of the Company's Common Stock on the Nasdaq National Market (or such other established stock exchange or national market system on which the Company's Common Stock is listed) exceeds $10.00 per share for 30 consecutive trading days or (ii) the consummation of a Change of Control pursuant to which the holders of the Company's Common Stock receive consideration having a fair market value (as determined by the Board) of not less than $10.00 per share and
(y) a portion of the then unvested portion of the Second Option shall become vested and exercisable upon the occurrence of certain events as provided in
Section 6(b) below. The form of stock option agreement pertaining to the Second Option is attached hereto as Exhibit B.

          (c) Third Option. The Company shall grant to the Employee an incentive stock option (to the extent allowable) to purchase a total of 175,000 shares of the Company's Common Stock (the "Third Option"). The exercise price of the Third Option shall equal the fair market value of a share as of the date of grant. Subject to the Employee's continued employment with the Company, the Third Option shall vest and become exercisable as to 1/7 of the shares subject to the Third Option on the first annual anniversary of the Effective Date, and an additional 1/84/th/ of the shares subject to the Third Option shall vest and become exercisable on each subsequent monthly anniversary of the Effective Date. Notwithstanding the foregoing (x) all of the then unvested portion of the Third Option shall become vested and exercisable immediately upon the earlier to occur of the following events, so long as such event occurs within two years of the Effective Date: (i) such time as the closing sales price of the Company's Common Stock on the Nasdaq National Market (or such other established stock exchange or national market system on which the Company's Common Stock is listed) exceeds $14.00 per share for 30 consecutive trading days or (ii) the consummation of a Change of Control pursuant to which the holders of the Company's Common Stock receive consideration having a fair market value (as determined by the Board) of not less than $14.00 per share and (y) a portion of the then unvested portion of the Third Option shall become vested and exercisable upon the occurrence of certain events as provided in Section 6(b) below. The form of stock option agreement pertaining to the Third Option is attached hereto as Exhibit C.

     5. Other Benefits. The Employee shall be entitled to participate in the employee benefit plans and programs that the Company makes available to its senior executives, subject to the rules and regulations applicable thereto, and subject to the Employee's right to decline participation in any such plan or program for his convenience or for the benefit of the Company. The Company reserves the right to cancel or change the benefit plans and programs it offers to its senior executive employees at any time. If not declined, the Employee will be eligible for vacation and sick leave in accordance with the policies in effect for senior executives during the term of this Agreement and such other benefits and perquisites as the Company generally provides to its senior executives.

     6.   Change of Control and Termination.

          (a) Option Vesting in Connection with a Change of Control. If, on or within 12 months after a "Change of Control" (as defined below), Employee's employment with the Company or his status as Chairman of the Board terminates due to (i) a voluntary termination by the Employee for "Good Reason" (as defined below), where the grounds for the Good Reason are not cured within 30 days following receipt of written notice from Employee specifying the grounds, or
(ii) an involuntary termination by the Company other than for "Cause" (as defined below), death or "Disability" (as defined below), then, subject to Employee executing and not revoking a standard form of mutual release of claims with the Company, 100% of the Shares subject to the First Option shall vest and become immediately exercisable.

          (b) Option Vesting in Connection with a Termination Occurring Within One Year. If, prior to the first annual anniversary of the Effective Date, Employee's employment with the Company or his status as Chairman of the Board terminates due to (i) a voluntary termination by the Employee for "Good Reason" (as defined below), where the grounds for the Good Reason are not cured within 30 days following receipt of written notice from Employee specifying the grounds, or (ii) an involuntary termination by the Company other than for "Cause" (as defined below), death or "Disability" (as defined below), then, subject to Employee executing and not revoking a standard form of mutual release of claims with the Company, 1/7 of the Shares subject to the Second Option and 1/7 of the Shares subject to the Third Option shall vest and become immediately exercisable.

          (c) Limitation on Payments. In the event that any payment or benefit received or to be received by the Employee in connection with a Change of Control or the termination of the Employee's employment (the "Total Payments") would subject the Employee to the excise tax or any interest or penalties with respect to such excise tax (such excise tax, interest and penalties are collectively referred to as the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), and the net after-tax amount receivable by the Employee is less than the net after-tax amount that could otherwise be payable to the Employee without the imposition of the Excise Tax, then to the extent necessary to eliminate the imposition of the Excise Tax, such Total Payments shall be reduced in the following order by the least amount which results in the Employee not being subject to the Excise Tax: Total Payments payable in cash shall first be reduced (if necessary, to zero) and Total Payments in connection with any option shall next be reduced. For purposes of this limitation, no portion of the Total Payments shall be taken into account that, in the opinion of tax counsel selected by the Company and reasonably acceptable to the Employee, does not constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) (or successor provisions as then in effect).

     7. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

          (a) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Employee in connection with his responsibilities as an employee and intended to result in personal enrichment of himself or his associates at the expense of the Company or its stockholders, (ii) committing an act of fraud against the Company, (iii) conviction of, or plea of nolo contendere to, a felony by the Employee, (iv) continued violations of the Employee's employment-related obligations which are willful and deliberate after there has been delivered to the Employee a written demand from the Board regarding such activities or (v) willful refusal to carry out legally permissible instructions from the Board after the Employee has been given written notice of a failure to carry out such instructions and a reasonable opportunity to correct the situation.

          (b) Change of Control. A "Change of Control" shall mean (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a change in the composition of the Board occurring within a two (2)-year period, such that a majority of the then current Board members ceases to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

          (c) Disability. A "Disability" shall mean the Employee's inability to substantially perform his essential job functions as the result of a physical or mental disability as determined by a qualified physician or incapacity for a period of 180 days, consecutive or otherwise, in any 360-day period.

          (d) Good Reason. Resignation for "Good Reason" shall mean any of the following without the Employee's written consent: (i) any material diminution or material adverse change in the Employee's position with the Company, duties, responsibilities or the positions that report directly to him, (ii) a reduction by the Company in Employee's Base Salary, (iii) a material reduction in the aggregate program of employee benefits and perquisites to which Employee is entitled, (iv) the conviction of, or plea of nolo contendere to, a felony by the Company, except where the Employee has knowingly participated in such felony,
(v) the failure of the Company to maintain an effective Directors and Officers indemnification insurance policy that includes the Employee under its coverage, or (vi) continued violations of the Company's employment-related obligations to Employee which are willful and deliberate after there has been delivered to the Board a written demand from the Employee regarding such activities.

     8. Right to Advice of Counsel. The Employee acknowledges that he has consulted with counsel and is fully aware of his rights and obligations under this Agreement and of the tax consequences thereof.

     9. Invention Assignment Agreement. As a condition of the Employee's employment with the Company, the Employee shall execute the Company's standard form of non-disclosure and assignment and inventions agreement.

     10.  Successors.

          (a) Company's Successors. Any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business or assets which executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

          (b) Employee's Successors. Without the written consent of the Company, the Employee shall not assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity except trusts or other legal entities which exist primarily for the benefit of the Employee or his family.

     11.  Notice Clause.

           (a) Manner. Any notice hereby required or permitted to be given shall be sufficiently given if in writing and upon mailing by registered or certified mail, postage prepaid, to either party at the address of such party listed under such party's signature or such other address as shall have been designated by written notice by such party to the other party.

           (b) Effectiveness. Any notice or other communication required or permitted to be given under this Agreement will be deemed given on the day when delivered in person, or the third business day after the day on which such notice was mailed in accordance with Section 11(a).

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws, but not the choice of law rules, of the state of Utah.

     13. Severability. The invalidity or unenforceability of any provision of this Agreement, or any terms hereof, shall not affect the validity or enforceability of any other provision or term of this Agreement.

     14. Integration. Except as otherwise expressly provided otherwise herein, this Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     15. Taxes. All payments made pursuant to this Agreement shall be subject to withholding of applicable income and employment taxes.

     16. Arbitration. Except for proceedings seeking injunctive relief, including, without limitation, allegations of misappropriation of trade secrets, copyright or patent infringements, or breach of any anti-competition provisions of this Agreement, any controversy or claim arising out of or in relation to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Arbitration of this Agreement shall include all claims, regardless of whether the dispute arises during the term of the Agreement, at the time of termination or thereafter. Either party may initiate the arbitration proceedings, for which the provision is herein made, by notifying the opposing party, in writing, of its demand to arbitrate. In any such arbitration there shall be appointed one arbitrator who shall be selected in accordance with the AAA Commercial Arbitration Rules. The place of arbitration shall be Salt Lake City, Utah. The parties agree that the award of the arbitrator shall be the sole and exclusive remedy between them regarding any claims, counterclaims, issues or accounting presented or plead to the arbitrator; that the arbitrator shall be the final judge of both law and fact in arbitration of disputes arising out of or relating to this Agreement, including the interpretation of the terms of this Agreement. The parties further agree it shall be the sole and exclusive duty of the arbitrator to determine the arbitrability of issues in dispute and that neither party shall have recourse to the court of such a determination.

     17. Counterparts. This Agreement may be executed by either of the parties hereto in one or more counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

     WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by a duly authorized officer, as of the day and year first above written.

                                 SONIC INNOVATIONS, INC.

                                 By:  /s/ Andrew G. Raguskus
                                      ----------------------
                                 Name:  Andrew G. Raguskus
                                        ------------------
                                 Title:  President and CEO
                                         -----------------


                                 KEVIN RYAN

                                 /s/ Kevin Ryan
                                 --------------

                                    EXHIBIT A
                                    ---------

                     SONIC INNOVATIONS, INC. (the "Company")

                          2000 STOCK PLAN (the "Plan")

                    STOCK OPTION AGREEMENT (the "Agreement")


Optionee:
--------

     Name: Kevin Ryan

     Employee Social Security #: ###-##-####

     You have been granted an option (the "Option") to purchase Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Stock Option Agreement, as follows:

Grant Number                               798                           Exercise Price per Share           $ 4.20

Date of Grant                              January 2, 2002               Total Exercise Price               $ 1,470,000.00

Vesting Commencement Date                  January 1, 2002               Type of Option                    X Incentive Stock Option
                                                                                                          --

Option Shares Granted                      350,000                        __ Nonstatutory Stock Option

Expiration Date                            January 2, 2012

Vesting Schedule:
----------------

     This Option is granted pursuant to Section 4(a) of the Employment Agreement, dated as of January 10, 2002, by and between the Company and you (the "Employment Agreement"), and may be exercised, in whole or in part, in accordance with the following schedule:
                            Your Shares will vest over four years with 1/48/th/ of the Shares vesting on each monthly anniversary of the Vesting Commencement Date."

     Notwithstanding the foregoing, if, on or within 12 months after a "Change of Control" (as defined below), your employment with the Company or your status as Chairman of the Board terminates due to (i) a voluntary termination by you for "Good Reason" (as defined below), where the grounds for the Good Reason are not cured within 30 days following receipt of written notice from you specifying the grounds, or (ii) an involuntary termination by the Company other than for "Cause" (as defined below), death or "Disability" (as defined below), then, subject to you executing and not revoking a standard form of mutual release of claims with the Company, 100% of the Shares shall vest and become immediately exercisable.

     For purposes of this Agreement, the following terms shall have the following meanings:

          (a) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by you in connection with your responsibilities as an employee and intended to result in personal enrichment of yourself or your associates at the expense of the Company or its stockholders, (ii) committing an act of fraud against the Company, (iii) conviction of, or plea of nolo contrendre to, a felony by you,
(iv) continued violations of your employment-related obligations which are willful and deliberate after there has been delivered to you a written demand from the Board regarding such activities or (v) willful refusal to carry out legally permissible instructions from the Board after you have been given written notice of a failure to carry out such instructions and a reasonable opportunity to correct the situation.

          (b) Change of Control. A "Change of Control" shall mean (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a change in the composition of the Board occurring within a two (2)-year period, such that a majority of the then current Board members ceases to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

          (c) Disability. A "Disability" shall mean your inability to substantially perform your essential job functions as the result of a physical or mental disability as determined by a qualified physician or incapacity for a period of 180 days, consecutive or otherwise, in any 360-day period.

          (d) Good Reason. Resignation for "Good Reason" shall mean any of the following without your written consent: (i) any material diminution or material adverse change in your position with the Company, duties, responsibilities or the positions that report directly to you, (ii) a reduction by the Company in your Base Salary (as defined in the Employment Agreement), (iii) a material reduction in the aggregate program of employee benefits and perquisites to which you are entitled, (iv) the conviction of, or plea of nolo contendere to, a felony by the Company, except where you have knowingly participated in such felony, (v) the failure of the Company to maintain an effective Directors and Officers indemnification insurance policy that includes you under its coverage, or (vi) continued violations of the Company's employment-related obligations to you which are willful and deliberate after there has been delivered to the Board a written demand from you regarding such activities.

Termination Period:
------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider as defined in the Plan. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date.

Exercise:
--------

     This Option is exercisable by delivery of an "Exercise Notice" to the Company's CFO. The Exercise Notice shall be accompanied by payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: cash; check; consideration received by the Company under a cashless option exercise program; surrender of Company common stock which in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender; or with the Plan Administrator's consent, delivery of Optionee's promissory note in a form agreeable to the Plan Administrator.

OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

General:

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     The Plan, this Agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

     In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail; provided, however, that the definitions set forth under "Vesting Schedule" of this Agreement shall be used in lieu of any directly conflicting definition set forth in the Plan.

     If designated as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.



OPTIONEE:                     SONIC INNOVATIONS, INC.


/s/ Kevin Ryan
--------------
                              By: /s/ Andrew G. Raguskus
                                  ----------------------

Kevin Ryan
----------
          Andrew Raguskus, President & CEO
          --------------------------------

Print Name                    Name and Title

                                   EXHIBIT B
                                   ---------

                    SONIC INNOVATIONS, INC. (the "Company")

                         2000 STOCK PLAN (the "Plan")

                   STOCK OPTION AGREEMENT (the "Agreement")

Optionee:
--------

     Name: Kevin Ryan

     Employee Social Security #: ###-##-####

     You have been granted an option (the "Option") to purchase Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Stock Option Agreement, as follows:

Grant Number                   799                  Exercise Price per Share           $ 4.20

Date of Grant                  January 2, 2002      Total Exercise Price               $ 735,000.00

Vesting Commencement Date      January 1, 2002      Type of Option                  X  Incentive Stock Option
                                                                                   ---
Option Shares Granted          175,000                __ Nonstatutory Stock Option

Expiration Date                January 2, 2012

Vesting Schedule:
----------------

     This Option is granted pursuant to Section 4(b) of the Employment Agreement, dated as of January 10, 2002, by and between the Company and you (the "Employment Agreement"), and may be exercised, in whole or in part, in accordance with the following schedule:

                           Your Shares will vest over seven years, the first 1/7 on the date of the first anniversary of the "Vesting Commencement Date," with an additional 1/84/th/ of the Shares vesting on each subsequent monthly anniversary of the Vesting Commencement Date.

     Notwithstanding the foregoing, (x) all of the then unvested portion of the Option shall become vested and exercisable immediately upon the earlier to occur of the following events, so long as such event occurs within two years of the Vesting Commencement Date: (i) such time as the closing sales price of the Company's Common Stock on the Nasdaq National Market (or such other established stock exchange or national market system on which the Company's Common Stock is listed) exceeds $10.00 per share for 30 consecutive trading days or (ii) the consummation of a Change of Control pursuant to which the holders of the Company's Common Stock receive consideration having a fair market value (as determined by the Board) of not less than $10.00 per share and (y) if, on or within 12 months after January 1, 2002, your employment with the Company or your status as Chairman of the Board terminates due to (i) a voluntary termination by you for "Good Reason" (as defined below), where the grounds for the Good Reason are not cured within 30 days following receipt of written notice from you specifying the grounds, or (ii) an involuntary termination by the Company other than for "Cause" (as defined below), death or "Disability" (as defined below), then, subject to you executing and not revoking a standard form of mutual release of claims with the Company, 1/7 of the Shares shall vest and become immediately exercisable.

         For purposes of this Agreement, the following terms shall have the following meanings:

         (e) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by you in connection with your responsibilities as an employee and intended to result in personal enrichment of yourself or your associates at the expense of the Company or its stockholders, (ii) committing an act of fraud against the Company, (iii) conviction of, or plea of nolo contrendre to, a felony by you,
(iv) continued violations of your employment-related obligations which are willful and deliberate after there has been delivered to you a written demand from the Board regarding such activities or (v) willful refusal to carry out legally permissible instructions from the Board after you have been given written notice of a failure to carry out such instructions and a reasonable opportunity to correct the situation.

         (f) Change of Control. A "Change of Control" shall mean (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a change in the composition of the Board occurring within a two (2)-year period, such that a majority of the then current Board members ceases to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

         (g) Disability. A "Disability" shall mean your inability to substantially perform your essential job functions as the result of a physical or mental disability as determined by a qualified physician or incapacity for a period of 180 days, consecutive or otherwise, in any 360-day period.

          (h) Good Reason. Resignation for "Good Reason" shall mean any of the following without your written consent: (i) any material diminution or material adverse change in your position with the Company, duties, responsibilities or the positions that report directly to you, (ii) a reduction by the Company in your Base Salary (as defined in the Employment Agreement), (iii) a material reduction in the aggregate program of employee benefits and perquisites to which you are entitled, (iv) the conviction of, or plea of nolo contendere to, a felony by the Company, except where you have knowingly participated in such felony, (v) the failure of the Company to maintain an effective Directors and Officers indemnification insurance policy that includes you under its coverage, or (vi) continued violations of the Company's employment-related obligations to you which are willful and deliberate after there has been delivered to the Board a written demand from you regarding such activities.


Termination Period:
------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider as defined in the Plan. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date.

Exercise:
--------

     This Option is exercisable by delivery of an "Exercise Notice" to the Company's CFO. The Exercise Notice shall be accompanied by payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: cash; check; consideration received by the Company under a cashless option exercise program; surrender of Company common stock which in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender; or with the Plan Administrator's consent, delivery of Optionee's promissory note in a form agreeable to the Plan Administrator.

OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

General:

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     The Plan, this Agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

     In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail; provided, however, that the definitions set forth under "Vesting Schedule" of this Agreement shall be used in lieu of any directly conflicting definition set forth in the Plan.

     If designated as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").




OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.



OPTIONEE:                          SONIC INNOVATIONS, INC.


/s/ Kevin Ryan
--------------
                                   By: /s/ Andrew G. Raguskus
                                       ----------------------

Kevin Ryan
----------
          Andrew Raguskus, President & CEO
          --------------------------------
Print Name
                                   Name and Title

                                   EXHIBIT C
                                   ---------

                    SONIC INNOVATIONS, INC. (the "Company")

                         2000 STOCK PLAN (the "Plan")

                   STOCK OPTION AGREEMENT (the "Agreement")


Optionee:
--------

     Name: Kevin Ryan

     Employee Social Security #: ###-##-####

     You have been granted an option (the "Option") to purchase Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Stock Option Agreement, as follows:

Grant Number                  800                   Exercise Price per Share          $ 4.20

Date of Grant                 January 2, 2002       Total Exercise Price              $ 735,000.00

Vesting Commencement Date     January 1, 2002       Type of Option                  X Incentive Stock Option
                                                                                   ---

Option Shares Granted         175,000                   __ Nonstatutory Stock Option

Expiration Date               January 2, 2012

Vesting Schedule:
----------------

     This Option is granted pursuant to Section 4(c) of the Employment Agreement, dated as of January 10, 2002, by and between the Company and you (the "Employment Agreement"), and may be exercised, in whole or in part, in accordance with the following schedule:

                     Your Shares will vest over seven years, the first 1/7 on the date of the first anniversary of the "Vesting Commencement Date," with an additional 1/84/th/ of the Shares vesting on each subsequent monthly anniversary of the Vesting Commencement Date.

     Notwithstanding the foregoing, (x) all of the then unvested portion of the Option shall become vested and exercisable immediately upon the earlier to occur of the following events, so long as such event occurs within two years of the Vesting Commencement Date: (i) such time as the closing sales price of the Company's Common Stock on the Nasdaq National Market (or such other established stock exchange or national market system on which the Company's Common Stock is listed) exceeds $14.00 per share for 30 consecutive trading days or (ii) the consummation of a Change of Control pursuant to which the holders of the Company's Common Stock receive consideration having a fair market value (as determined by the Board) of not less than $14.00 per share and (y) if, on or within 12 months after January 1, 2002, your employment with the Company or your status as Chairman of the Board terminates due to (i) a voluntary termination by you for "Good Reason" (as defined below), where the grounds for the Good Reason are not cured within 30 days following receipt of written notice from you specifying the grounds, or (ii) an involuntary termination by the Company other than for "Cause" (as defined below), death or "Disability" (as defined below), then, subject to you executing and not revoking a standard form of mutual release of claims with the Company, 1/7 of the Shares shall vest and become immediately exercisable.

     For purposes of this Agreement, the following terms shall have the following meanings:

          (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by you in connection with your responsibilities as an employee and intended to result in personal enrichment of yourself or your associates at the expense of the Company or its stockholders, (ii) committing an act of fraud against the Company, (iii) conviction of, or plea of nolo contrendre to, a felony by you,
(iv) continued violations of your employment-related obligations which are willful and deliberate after there has been delivered to you a written demand from the Board regarding such activities or (v) willful refusal to carry out legally permissible instructions from the Board after you have been given written notice of a failure to carry out such instructions and a reasonable opportunity to correct the situation.

          (j) Change of Control. A "Change of Control" shall mean (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a change in the composition of the Board occurring within a two (2)-year period, such that a majority of the then current Board members ceases to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

          (k) Disability. A "Disability" shall mean your inability to substantially perform your essential job functions as the result of a physical or mental disability as determined by a qualified physician or incapacity for a period of 180 days, consecutive or otherwise, in any 360-day period.

          (l) Good Reason. Resignation for "Good Reason" shall mean any of the following without your written consent: (i) any material diminution or material adverse change in your position with the Company, duties, responsibilities or the positions that report directly to you, (ii) a reduction by the Company in your Base Salary (as defined in the Employment Agreement), (iii) a material reduction in the aggregate program of employee benefits and perquisites to which you are entitled, (iv) the conviction of, or plea of nolo contendere to, a felony by the Company, except where you have knowingly participated in such felony, (v) the failure of the Company to maintain an effective Directors and Officers indemnification insurance policy that includes you under its coverage, or (vi) continued violations of the Company's employment-related obligations to you which are willful and deliberate after there has been delivered to the Board a written demand from you regarding such activities.

Termination Period:
------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider as defined in the Plan. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date.

Exercise:
--------

     This Option is exercisable by delivery of an "Exercise Notice" to the Company's CFO. The Exercise Notice shall be accompanied by payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: cash; check; consideration received by the Company under a cashless option exercise program; surrender of Company common stock which in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender; or with the Plan Administrator's consent, delivery of Optionee's promissory note in a form agreeable to the Plan Administrator.

OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

General:

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     The Plan, this Agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

     In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail; provided, however, that the definitions set forth under "Vesting Schedule" of this Agreement shall be used in lieu of any directly conflicting definition set forth in the Plan.

     If designated as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").





OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.



OPTIONEE:
                                   SONIC INNOVATIONS, INC.


/s/ Kevin Ryan
--------------
                                   By: /s/ Andrew G. Raguskus
                                       ----------------------

Kevin Ryan
----------
            Andrew Raguskus, President & CEO
            --------------------------------
Print Name
                                   Name and Title